UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 29, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

                 DELAWARE                             000-29598                         36-3252484
       (State or other jurisdiction                                                  (I.R.S. employer
            of incorporation)                 (Commission file number)             identification no.)

           501 W. NORTH AVENUE                                                            60160
          MELROSE PARK, ILLINOIS                                                        (Zip Code)
       (Address of principal executive
                 offices)
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       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



ITEM 4.  CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------


         On December 23, 2002, Midwest Banc Holdings, Inc. (the "Company") announced that the Audit Committee of its Board of Directors determined on December 16, 2002 to segregate the internal and external auditing functions and that, accordingly, the Company would be changing its independent accountant from Crowe Chizek and Company LLC ("Crowe Chizek"), who served as the Company's independent accountant for the fiscal year ended December 31, 2002. The Company also announced at that time that the Audit Committee had selected KPMG LLP ("KPMG") as the Company's independent accountant for the fiscal year ending December 31, 2003.

         On April 29, 2003, KPMG informed the Company that it would not accept the appointment to serve as the Company's independent accountant for the fiscal year ending December 31, 2003 and has resigned. On May 2, 2003, the Audit Committee appointed McGladrey & Pullen, LLP to serve as the Company's independent accountant for the fiscal year ending December 31, 2003.

         Crowe Chizek's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001, and in the subsequent interim period to April 16, 2003, there were no disagreements with Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested Crowe Chizek to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter was filed as Exhibit 16.1 to our Current Report on Form 8-K which was filed with Securities and Exchange Commission on May 6, 2003.

         KPMG has not reported on any financial statements of the Company for any fiscal year or interim period, or on any reports filed on behalf of the Company.

         The Company has had no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the matter in its reports on the Company's financial statements. There has been no matter that was the subject of a "reportable event" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested KPMG to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is being filed as Exhibit 16.2 to this amendment on Form 8-K.

         During the fiscal years ended December 31, 2002 and 2001, and through May 1, 2003, the Company did not consult McGladrey & Pullen, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or regarding any other matters or reportable events described under Item 304(a)(2) of Regulation S-K.


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


ITEM 7(C).  EXHIBITS.
            --------

         Exhibit 16.1      Letter of Crowe Chizek and Company LLC.*

         Exhibit 16.2      Letter of KPMG LLP.

         Exhibit 99.1      Press Release dated May 5, 2003.*

         ________________
         *  Previously filed.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MIDWEST BANC HOLDINGS, INC.


                                                  By:   /s/ Brad A. Luecke
                                                  -----------------------------
Date:  May 16, 2003                               Brad A. Luecke, President and
                                                        Chief Executive Officer


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

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

16.1            Letter of Crowe Chizek and Company LLC.*
16.2            Letter of KPMG LLP.
99.1            Press Release dated May 5, 2003.*
__________________
*  Previously filed.




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